MFS/Foreign & Colonial Emerging Markets Equity Fund
                MFS/Foreign & Colonial International Growth Fund
           MFS/Foreign & Colonial International Growth & Income Fund


  Supplement to the Current Prospectus and Statement of Additional Information
                            dated September 1, 1995


     Commencing on or about November 10, 1995, each of MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth & Income Fund (the "Funds") will cease offering its shares for a period of time to new investors, except for participants contributing to retirement plans qualified under section 401(a) or 403(b) of the Internal Revenue Code of 1986, as amended. Shares of the Funds will continue to be available for sale to current shareholders of the relevant Fund.


                The date of this Supplement is October 13, 1995